UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2026

Allurion Technologies, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41767	92-2182207
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Huron Drive
Natick, Massachusetts		01760
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (508) 647-4000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ALUR	The New York Stock Exchange
Warrants to purchase 0.056818 shares of common stock, each at an exercise price of $202.50 per share of common stock	ALUR WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On February 23, 2026, Allurion Technologies, Inc. (the “Company” or “Allurion”) issued a press release announcing that the U.S. Food and Drug Administration (“FDA”) granted PMA approval for the Allurion Gastric balloon system, featuring the Allurion Smart Capsule for the treatment of adults with obesity between the ages of 22 years and 65 years with a body mass index (BMI) ≥ 30 kg/m2 and ≤ 40 kg/m2 who have had at least one unsuccessful attempt at a weight loss program. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this item of this report.

Forward-Looking Statements

This Current Report on Form 8-K and the press release attached as Exhibit 99.1 hereto contain forward-looking statements that reflect Allurion’s beliefs and assumptions based on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terms, although not all forward-looking statements contain these words. Although Allurion believes it has a reasonable basis for each forward-looking statement contained in this Current Report on Form 8-K and the press release, these statements involve risks and uncertainties that may cause actual results or the timing of events to be materially different from the information expressed or implied by these forward-looking statements.

Forward-looking statements in this Current Report on Form 8-K and press release include, but are not limited to, statements related to the anticipated commercialization of the Allurion Smart Capsule in the United States and other statements about future events that reflect the current beliefs and assumptions of Allurion’s management based on information currently available to management.

Allurion cannot assure you that the forward-looking statements in this Current Report on Form 8-K will prove to be accurate. These forward looking statements are subject to a number of risks and uncertainties, including, among others, the Company’s ability to maintain FDA approval of the Allurion Gastric Balloon system, commercialize the Allurion Smart Capsule and identify and evaluate possible financing opportunities to support such approval and commercialization; the risk that the capital raising process will not result in the Company pursuing any transactions or that any transaction, if pursued, will be completed on attractive terms or at all; the ability of the Company to obtain sufficient financing to continue as a going concern and those risks and uncertainties discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 27, 2025, and as amended on August 19, 2025, and updated from time to time by its other filings with the SEC, and its Quarterly Report on Form 10-Q filed with the SEC on November 17, 2025. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. Allurion undertakes no obligation to update any forward-looking statements to reflect any new information, events, or circumstances after the date they are made, or to reflect the occurrence of unanticipated events, other than as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release dated February 23, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLURION TECHNOLOGIES, INC.

Date:	February 23, 2026	By:	/s/ Brendan M. Gibbons
		Name: Title:	Brendan M. Gibbons Chief Legal and People Officer